MARSHALL FUNDS, INC.

Prospectus Supplement

To Prospectuses Dated December 31, 2004

Investor Class (Class Y), Advisor Class (Class A) and Institutional Class (Class I) Shares

Marshall International Stock Fund

On June 21, 2005, the Board of Directors of Marshall Funds, Inc. approved a new subadvisory agreement with respect to the Marshall International Stock Fund (the “Fund”) between M&I Investment Management Corp. (the Fund’s investment adviser) (the “Adviser”) and BPI Global Asset Management LLC (the Fund’s current subadviser) (“BPI”). The previous subadvisory agreement with BPI terminated on May 31, 2005 due to a change in ownership and restructuring of BPI. In order to avoid disruption of the Fund’s investment management program, the Board approved an interim advisory agreement with BPI pending shareholder approval of a new subadvisory agreement.

The Board also approved a new subadvisory agreement between the Adviser and Acadian Asset Management, Inc. (“Acadian”), which is proposed to manage approximately half of the Fund’s portfolio. The Board believes that BPI and Acadian have complementary investment styles and that the Fund will benefit from the engagement of an additional subadviser. The Board also approved a proposal that would permit the Adviser to retain and terminate subadvisers or modify subadvisory agreements with respect to the Fund without shareholder approval.  The Fund would be required to obtain an exemptive order from the SEC prior to implementing this proposal.

The Board called a special meeting of shareholders of the Fund to be held on August 15, 2005 for purposes of voting on the new subadvisory agreements and the proposal regarding the Adviser’s ability to retain, terminate or modify subadvisory arrangements without shareholder approval. Shareholders of record of the Fund at the close of business on June 22, 2005 are entitled to notice of and to vote at the special meeting.

The date of this Prospectus Supplement is June 23, 2005.

Please keep this Prospectus Supplement with your records.